EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                        In connection with the Quarterly Report on Form 10-Q (the “Report”) of Security With Advanced Technology, Inc., (the “Company”) for the quarter ended March 31, 2008, the undersigned Jeffrey G. McGonegal, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2008	By: /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Executive Officer and Chief Financial Officer

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